                                                                 EXHIBIT 10.17.1

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------
                                  AND GUARANTY
                                  ------------

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTY (the "Amendment"),
                                                                 ---------
dated as of April 10, 1998, is entered into by and among WEST MARINE FINANCE COMPANY, INC., a California corporation (the "Company"), BANK OF AMERICA
                                              -------
NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the

"Agent"), and the several financial institutions party to the Credit Agreement
------
(collectively, the "Banks").
                    -----

                                    RECITALS
                                    --------

     A. The Company, Banks, and Agent are parties to a Credit Agreement dated as of November 24, 1997 (the "Credit Agreement") pursuant to which the Agent and
                              ----------------
the Banks have extended certain credit facilities to the Company.

     B. The obligations of the Company under the Credit Agreement are supported by the Guaranty.

     C. The Company has requested that the Banks agree to certain amendments of the Credit Agreement and the Guaranty.

     D. The Banks are willing to amend the Credit Agreement and the Guaranty, subject to the terms and conditions of this Amendment.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used
         -------------
herein shall have the meanings, if any, assigned to them in the Credit
Agreement.

     2.  Amendments to Credit Agreement.
         ------------------------------

          (a)  The definition of "Applicable Offshore Rate Margin" in Section
1.01 of the Credit Agreement is hereby amended to read as follows in its entirety:

          "Applicable Offshore Rate Margin" means
           -------------------------------

               (i) on the Closing Date and until the earlier of (A) the date clause (ii) below becomes applicable, or (B) September 1, 1998, .55%;

               (ii) on and after the date the Parent receives a rating on the Parent or on the Parent's senior long term unsecured debt of "BBB-" or better from S&P or "Baa3" or

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          better from Moody's, and so long as the Parent's senior long term unsecured debt continues to be rated by either S&P or Moody's and such rating does not fall below "BBB-", in the case of S&P, or "Baa3", in the case of Moody's, .40%; and

               (iii) at all times that neither clause (i) nor clause (ii) is applicable, the percentage determined as set forth below:


                    (A) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 2.70:1 for the most recently concluded fiscal quarter, .45%;

                    (B) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 2.35:1, but not higher than 2.70:1, for the most recently concluded fiscal quarter, .55%;

                    (C) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 2.10:1, but not higher than 2.35:1, for the most recently concluded fiscal quarter, .75%;

                    (D) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is 2.10:1 or lower for the most recently concluded fiscal quarter, .875%;

                    (E) on and after the fifteenth day following the Company's failure to deliver to Banks and Agent the financial statements required under Section 7.01(a) and (b) within the time periods set forth therein, and until the fifteenth day following receipt by Bank and Agent of such financial statements (at which time subpart (A) (B), (C) or (D) above shall become applicable), .875%.

          (b) The definition of "Guarantors" in Section 1.01 of the Credit Agreement is hereby amended by deleting "Central Marine Supply (Florida), Inc., a Delaware corporation" therefrom.

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          (c)  The first sentence of Section 2.06 of the Credit Agreement is hereby amended to read as follows:

          Subject to Section 4.04, the Company may, at any time or from time to time, ratably prepay Loans in minimum amounts of $100,000 or multiples thereof upon the Company's irrevocable written notice to the Agent (which notice must be received by the Agent prior to 10.00 a.m. (San Francisco time) (i) at least four Business Days prior to the date prepayment, in the case of Offshore Rate Loans, and (ii) on the date of prepayment, in the case of Base Rate Loans.)


     3.  Amendment to Guaranty.  The Guaranty is hereby amended by deleting
         ---------------------
Central Marine Supply (Florida), Inc., a Delaware corporation, as a Guarantor thereunder.

     4.  Representations and Warranties.  The Company hereby represents and
         ------------------------------
warrants to the Agent and the Banks as follows:

          (a)  No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     5.  Effective Date.  This Amendment will become effective as of April 10,
         --------------
1998, provided that the Agent has received from the Company and each of Banks a
      --------
duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto.

     6.  Reservation of Rights.  The Company acknowledges and agrees that the
         ---------------------
execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute

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similar amendments under the same or similar circumstances in the future.

     7.  Miscellaneous.
         -------------

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment. This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (c) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (d) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

          (e) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (f) The Company covenants to pay to or reimburse the Agent and the Banks, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this

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Amendment, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.


     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                               WEST MARINE FINANCE COMPANY, INC.

                               By
                                  ------------------------------------
                                  John C. Zott
                                  Senior Vice President,
                                  Finance; Chief Financial
                                  Officer; Secretary; and
                                  Treasurer


                               BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION, as
                               Agent

                               By
                                  ------------------------------------
                                  Gary Flieger
                                  Vice President


                               BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION, as a
                               Bank and an Issuing Bank

                               By
                                  ------------------------------------
                                  Kenneth E. Jones
                                  Vice President


                               NATIONSBANK OF TEXAS, NATIONAL
                               ASSOCIATION, as a Bank and an
                               Issuing Bank

                               By
                                  ------------------------------------
                                  Charles Lilygren
                                  Vice President


                               FLEET NATIONAL BANK, as a Bank
                               and an Issuing Bank

                               By
                                  ------------------------------------
                                  Jeff Kinney
                                  Vice President

                      GUARANTOR ACKNOWLEDGMENT AND CONSENT
                      ------------------------------------


     The undersigned, each a Guarantor with respect to the Company's obligations to the Agent and the Banks under the Credit Agreement, each hereby (i) acknowledges and consents to the execution, delivery and performance by Company of the foregoing First Amendment to Credit Agreement and Guaranty (the "Amendment"), (ii) consents to the modification of the Guaranty as set forth in
----------
the Amendment, and (iii) reaffirms and agrees that the Guaranty, as modified by the Amendment, and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment.)

                                       WEST MARINE, INC., a Delaware
                                       corporation

                                       By
                                          ------------------------------------
                                          John C. Zott
                                          Senior Vice President,
                                          Finance; Chief Financial
                                          Officer; Secretary; and
                                          Treasurer


                                       WEST MARINE PRODUCTS, INC., a
                                       California corporation

                                       By
                                          ------------------------------------
                                          John C. Zott
                                          Senior Vice President,
                                          Finance; Chief Financial
                                          Officer; Secretary; and
                                          Treasurer


                                       E&B MARINE INC., a Delaware
                                       corporation

                                       By
                                          ------------------------------------
                                          John C. Zott
                                          Senior Vice President,
                                          Finance; Chief Financial
                                          Officer; Secretary; and
                                          Treasurer

                                       E&B MARINE SUPPLY, INC., a
                                       Maryland corporation

                                       By
                                          ------------------------------------
                                          John C. Zott
                                          Senior Vice President,
                                          Finance; Chief Financial
                                          Officer; Secretary; and
                                          Treasurer


                                       E&B MARINE SUPPLY, INC., a New
                                       Jersey corporation

                                       By
                                          ------------------------------------
                                          John C. Zott
                                          Senior Vice President,
                                          Finance; Chief Financial
                                          Officer; Secretary; and
                                          Treasurer


                                       E&B MARINE SUPPLY (Florida),
                                       Inc., a Delaware corporation

                                       By
                                          ------------------------------------
                                          John C. Zott
                                          Senior Vice President,
                                          Finance; Chief Financial
                                          Officer; Secretary; and
                                          Treasurer

                                       GOLDBERGS' MARINE DISTRIBUTORS,
                                       INC., a Delaware corporation

                                       By
                                          ------------------------------------
                                          John C. Zott
                                          Senior Vice President,
                                          Finance; Chief Financial
                                          Officer; Secretary; and
                                          Treasurer


                                       JAMES BLISS & CO., INC., a
                                       Massachusetts corporation

                                       By
                                          ------------------------------------
                                          John C. Zott
                                          Senior Vice President,
                                          Finance; Chief Financial
                                          Officer; Secretary; and
                                          Treasurer

                                       SEA RANGER MARINE INC., a
                                       Delaware corporation

                                       By
                                          ------------------------------------
                                          John C. Zott
                                          Senior Vice President,
                                          Finance; Chief Financial
                                          Officer; Secretary; and
                                          Treasurer


                                       KRISTA CORPORATION, a Delaware
                                       corporation

                                       By
                                          ------------------------------------
                                          John C. Zott
                                          Senior Vice President,
                                          Finance; Chief Financial
                                          Officer; Secretary; and
                                          Treasurer


                                       CENTRAL MARINE SUPPLY, INC., a
                                       New Jersey corporation

                                       By
                                          ------------------------------------
                                          John C. Zott
                                          Senior Vice President,
                                          Finance; Chief Financial
                                          Officer; Secretary; and
                                          Treasurer


                                       WEST MARINE LBC, INC., a
                                       California corporation

                                       By
                                          ------------------------------------
                                          John C. Zott
                                          Senior Vice President,
                                          Finance; Chief Financial
                                          Officer; Secretary; and
                                          Treasurer

                                       WEST MARINE IHC I, INC., a
                                       California corporation

                                       By
                                          ------------------------------------
                                          John C. Zott
                                          Senior Vice President,
                                          Finance; Chief Financial
                                          Officer; Secretary; and
                                          Treasurer


                                       WEST MARINE IHC II, INC., a
                                       California corporation

                                       By
                                          ------------------------------------
                                          John C. Zott
                                          Senior Vice President,
                                          Finance; Chief Financial
                                          Officer; Secretary; and
                                          Treasurer

                                       E&B MARINE LBC, INC., a
                                       California corporation

                                       By
                                          ------------------------------------
                                          John C. Zott
                                          Senior Vice President,
                                          Finance; Chief Financial
                                          Officer; Secretary; and
                                          Treasurer


                                       E&B MARINE IHC I, INC., a
                                       California corporation

                                       By
                                          ------------------------------------
                                          John C. Zott
                                          Senior Vice President,
                                          Finance; Chief Financial
                                          Officer; Secretary; and
                                          Treasurer


                                       E&B MARINE IHC II, INC., a
                                       California corporation

                                       By
                                          ------------------------------------
                                          John C. Zott
                                          Senior Vice President,
                                          Finance; Chief Financial
                                          Officer; Secretary; and
                                          Treasurer

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

                                       W MARINE MANAGEMENT COMPANY,
                                       INC., a California corporation

                                       By
                                          ------------------------------------
                                          John C. Zott
                                          Senior Vice President,
                                          Finance; Chief Financial
                                          Officer; Secretary; and
                                          Treasurer

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